UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2011

Commission	Exact name of registrant as specified in its charter	State of	I.R.S. Employer
File Number	and principal office address and telephone number	Incorporation	Identification No.

1-16163	WGL Holdings, Inc.	Virginia	52-2210912
101 Constitution Ave., N.W.
Washington, D.C. 20080
(703) 750-2000

0-49807	Washington Gas Light Company	District of	53-0162882
	101 Constitution Ave., N.W.	Columbia
	Washington, D.C. 20080	and Virginia
(703) 750-4440

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     The Annual Meetings of Shareholders of WGL Holdings, Inc. and Washington Gas Light Company were held on March 3, 2011.
     WGL Holdings, Inc.
At the WGL Holdings, Inc. 2011 Annual Meeting held on March 3, 2011, of the 51,112,968 shares outstanding and entitled to vote, 45,297,678 were represented, constituting a 88.62% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of WGL Holdings, Inc. to serve until the company’s 2012 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Michael Barnes	33,649,022	1,588,187	0	10,060,469
George P. Clancy, Jr.	33,208,014	2,029,195	0	10,060,469
James W. Dyke, Jr.	34,811,740	425,469	0	10,060,469
Melvyn J. Estrin	33,182,326	2,054,883	0	10,060,469
James F. Lafond	34,946,293	290,916	0	10,060,469
Debra L. Lee	32,722,573	2,514,636	0	10,060,469
Terry D. McCallister	33,646,292	1,590,917	0	10,060,469

Item No. 2:	The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2011 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
43,547,141	1,576,159	174,378	0

Item No. 3:	A shareholder proposal to establish cumulative voting was defeated by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,560,859	22,158,216	518,134	10,060,469

Item No. 4:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
31,297,426	3,347,037	592,746	10,060,469

Item No. 5:	The shareowners approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
29,680,218	414,536	4,526,139	616,316	10,060,469
          In accordance with the results of this vote, the Board of Directors of WGL Holdings, Inc. determined to implement an annual advisory vote on executive compensation.

     Washington Gas Light Company
     At the Washington Gas Light Company 2011 Annual Meeting held on March 3, 2011, of the 46,760,136 shares outstanding and entitled to vote, 46,479,636 were represented, constituting a 99% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of Washington Gas Light Company to serve until the company’s 2012 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Michael Barnes	46,479,636	0	0	0
George P. Clancy, Jr.	46,479,636	0	0	0
James W. Dyke, Jr.	46,479,636	0	0	0
Melvyn J. Estrin	46,479,636	0	0	0
James F. Lafond	46,479,636	0	0	0
Debra L. Lee	46,479,636	0	0	0
Terry D. McCallister	46,479,636	0	0	0

Item No. 2:	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,636	0	0	0

Item No. 3:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,636	0	0	0

Item No. 4:	The shareowners approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
46,479,636	0	0	0	0
     In accordance with the results of this vote, the Board of Directors of Washington Gas Light Company determined to implement an annual advisory vote on executive compensation.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)
Date: March 4, 2011	/s/ William R. Ford
William R. Ford
Controller (Principal Accounting Officer)